Exhibit 99.1

For Release: 1:45 p.m. ET

August 3, 2009

GM July Sales Total 189,443; Highest Retail Sales in Ten

Months

Chevy Retail Up 1 Percent

•	July month-over-month retail sales increase led by core brands: Chevrolet, GMC, Buick and Cadillac which were up 12 percent collectively compared with June

•	Chevrolet led by the Camaro and the all-new Equinox had a year-over-year retail sales improvement

•	All-new model pushes Chevrolet Equinox sales up 78 percent compared with July 2008

•

CARS (Cash for Clunkers) program driving showroom traffic to GM’s strong portfolio of fuel-efficient new vehicles; Chevrolet Aveo total sales up 124 percent, crossovers Equinox and HHR up 164 and 36 percent respectively, Cobalt up 38 percent. GMC Canyon and Chevrolet Colorado mid-pickup sales climb 38 percent compared with June

DETROIT – General Motors dealers in the United States delivered 189,443 total vehicles in July, resulting in a month-over-month sales increase. The July total, when compared with a strong July last year and lower fleet sales this year, was down 19 percent compared with a year ago. Retail sales were down 9 percent while fleet sales declined 47 percent. However, when comparing GM’s strong July retail sales with June, volume was up nearly 12,000 vehicles. Large pickup retail sales began to recover in July with a 16 percent increase compared with June, driving total GM truck retail sales improvements of 12 percent when compared with the prior month.

“Our performance is being driven by the outstanding products in our core Chevrolet, GMC, Cadillac and Buick brands. While still challenging, the market is firming and GM sales are still tracking ahead of what we projected in our reinvention plan,” said Mark LaNeve, vice president, U.S. sales. “In July we are projecting our retail market share to exceed our year-ago performance. From great new products, like our Cadillac SRX and CTS Sport Wagon, Chevrolet Camaro and Equinox, to attractive financing and new leasing opportunities and to the Cash-for-Clunkers program that helps reduce the cost to buy a new vehicle – customers have unprecedented opportunities to get into a new GM car or truck. We anticipate an additional sales lift in August if Congress approves more funding for the wildly-popular Cash-For-Clunkers economic recovery program.”

MORE

Compared with last July, GM overall sales declined 45,741 vehicles driven largely by a planned reduction in fleet sales of 30,423 vehicles (down 47 percent). This drop in fleet sales was a direct result of a strategic decision to tightly control production and inventories that better enable GM dealers to reduce their stock of vehicles to align with market demand. Retail sales of 155,569 vehicles were down 9 percent. GM total truck sales in July were down 18 percent, and car sales of 83,736 were off 21 percent compared with a year ago. However, when compared with a year ago, GM total crossover sales of 39,937 were up 6 percent, driven by the strong performance of Chevrolet Traverse which contributed more than 6,600 sales.

When compared with June’s retail performance, there were several product highlights in GM’s core brands to note:

•

Chevrolet Aveo, Cobalt, Impala and Malibu contributed to a Chevrolet car retail increase of 8 percent. Chevrolet truck sales increased 27 percent, led by increases by Silverado, Suburban, Avalanche, Colorado, HHR and Equinox.

•	GMC sales increased 8 percent, led by Sierra, Canyon and Yukon XL.

•	Cadillac Escalade ESV sales increased 32 percent while Escalade sales increased 3 percent.

“Assuming the Cash-For-Clunkers program stays in place, we look to continue this positive momentum in August,” LaNeve said. “We offer twice as many vehicles that qualify for the Cash-For-Clunkers program than any other manufacturer – vehicles such as Chevrolet Aveo, Cobalt, Malibu, HHR, Silverado and GMC Sierra. Additionally, we have the best selection of crossovers in the industry with Chevrolet Traverse, GMC Acadia, Buick Enclave, and the all-new GMC Terrain, Chevrolet Equinox and Cadillac SRX. Clearly, GM dealers have the cars and trucks that customers demand.”

A total of 1,487 GM hybrid vehicles were delivered in the month. So far, in 2009, GM has delivered 9,836 hybrid vehicles.

Non-core brand sales declined when compared with June as Pontiac dipped 7 percent; Saturn was down 21 percent, and HUMMER and Saab declined 26 percent.

MORE

GM inventories dropped compared with a year ago, and dipped below the half-million mark as planned, to historically low levels. In July, GM dealers had an average 76 day supply of vehicles. At the end of July, about 466,000 vehicles were in stock, down about 281,000 vehicles (or 38 percent) compared with last year, and down approximately 20 percent compared with June. There were about 202,000 cars and 264,000 trucks (including crossovers) in inventory at the end of July.

GM Certified Sales

GM Certified Used Vehicles, Saturn Certified Pre-Owned Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, combined sold 29,211 vehicles.

GM Certified Used Vehicles posted July sales of 25,441 vehicles, down 29 percent from July 2008. Saturn Certified Pre-Owned Vehicles sold 829 vehicles, down 29 percent. Cadillac Certified Pre-Owned Vehicles sold 2,383 vehicles, down 35 percent. Saab Certified Pre-Owned Vehicles sold 371 vehicles, down 52 percent. HUMMER Certified Pre-Owned Vehicles posted an increase with 187 vehicles sold, up 16 percent.

“We are confident in the new GM and are committed more than ever to sell our comprehensive line-up of cars, trucks, SUVs and crossovers, whether new or used. Our Certified Used Vehicles offer a worry-free purchasing experience – a tremendous value to our customers,” LaNeve said. “GM’s national network of dealers will continue to honor warranties on current and future General Motors Certified Used/Pre-Owned vehicles, which demonstrates the durability and reliability of our products. GM Certified offers wide-ranging and long-term warranties such as the 12-month/12,000 mile bumper-to-bumper warranty and the industry-leading 100,000 mile/five-year (whichever comes first) limited powertrain warranty on the largest selection of Certified Used vehicles in the industry.”

GM North America Reports July 2009 Production; Initial Q3 2009 Production Forecast at 535,000 Vehicles, a significant improvement from Q1 and Q2 2009 levels.

In July, GM North America produced 102,000 vehicles (39,000 cars and 63,000 trucks). This is down 136,000 vehicles or 57 percent compared with July 2008 when the region produced 238,000 vehicles (116,000 cars and 122,000 trucks). (Production totals include joint venture production of 11,000 vehicles in July 2009 and 14,000 vehicles in July 2008.)

MORE

The region’s 2009 third-quarter production forecast is initially set at 535,000 vehicles (210,000 cars and 325,000 trucks), which is down about 42 percent compared with a year ago. GM North America built 915,000 vehicles (436,000 cars and 479,000 trucks) in the third-quarter of 2008. However, Q3 2009 production volumes have substantially increased versus Q1 and Q2 2009 production volumes of 371,000 (up 44 percent) and 395,000 (up 35 percent), respectively.

About General Motors: General Motors Company, one of the world’s largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, GM employs 235,000 people in every major region of the world and does business in some 140 countries. GM and its strategic partners produce cars and trucks in 34 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Opel, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other press materials refer to operations of the old General Motors Corporation. More information on the new General Motors Company can be found at www.gm.com.

# # #

Contact:

John McDonald

General Motors Company

313-667-3714 (office)

313-418-2139 (mobile)

john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 26	July				(Calendar Year-to-Date) January - July
*S/D Prev: 26	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Vehicle Total	189,443	235,184	-19.4	-19.4	1,143,799	1,840,126	-37.8
Car Total	83,376	105,335	-20.8	-20.8	485,906	794,842	-38.9
Light Truck Total	104,780	128,005	-18.1	-18.1	649,768	1,027,733	-36.8
Light Vehicle Total	188,156	233,340	-19.4	-19.4	1,135,674	1,822,575	-37.7
Truck Total	106,067	129,849	-18.3	-18.3	657,893	1,045,284	-37.1
GM Vehicle Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	7,099	10,013	-29.1	-29.1	54,322	81,176	-33.1
Cadillac Total	6,171	13,022	-52.6	-52.6	54,754	101,731	-46.2
Chevrolet Total	124,948	137,823	-9.3	-9.3	721,880	1,102,488	-34.5
GMC Total	21,860	27,447	-20.4	-20.4	140,331	224,667	-37.5
HUMMER Total	799	1,877	-57.4	-57.4	6,990	18,035	-61.2
Pontiac Total	22,024	25,373	-13.2	-13.2	110,818	178,127	-37.8
Saab Total	574	2,026	-71.7	-71.7	5,960	14,094	-57.7
Saturn Total	5,968	17,603	-66.1	-66.1	48,744	119,808	-59.3

GM Vehicle Total	189,443	235,184	-19.4	-19.4	1,143,799	1,840,126	-37.8

GM Car Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	3,302	6,086	-45.7	-45.7	29,603	54,911	-46.1
Cadillac Total	3,711	8,630	-57.0	-57.0	36,754	67,267	-45.4
Chevrolet Total	52,463	55,506	-5.5	-5.5	293,442	443,422	-33.8
Pontiac Total	21,133	23,689	-10.8	-10.8	102,947	164,422	-37.4
Saab Total	483	1,621	-70.2	-70.2	4,334	11,773	-63.2
Saturn Total	2,284	9,803	-76.7	-76.7	18,826	53,047	-64.5

GM Car Total	83,376	105,335	-20.8	-20.8	485,906	794,842	-38.9

GM Light Truck Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	3,797	3,927	-3.3	-3.3	24,719	26,265	-5.9
Cadillac Total	2,460	4,392	-44.0	-44.0	18,000	34,464	-47.8
Chevrolet Total	72,054	81,572	-11.7	-11.7	424,693	652,196	-34.9
GMC Total	21,004	26,348	-20.3	-20.3	135,951	213,986	-36.5
HUMMER Total	799	1,877	-57.4	-57.4	6,990	18,035	-61.2
Pontiac Total	891	1,684	-47.1	-47.1	7,871	13,705	-42.6
Saab Total	91	405	-77.5	-77.5	1,626	2,321	-29.9
Saturn Total	3,684	7,800	-52.8	-52.8	29,918	66,761	-55.2

GM Light Truck Total	104,780	128,005	-18.1	-18.1	649,768	1,027,733	-36.8

*	Twenty-six selling days (S/D) for the July period this year and twenty-six for last year.
**	Effective August 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries - (United States)

July 2009

	July				(Calendar Year-to-Date) January - July
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	26	26			26	26
LaCrosse	1,468	2,061	-28.8	-28.8	11,410	23,231	-50.9
Lucerne	1,834	4,025	-54.4	-54.4	18,193	31,680	-42.6

Buick Total	3,302	6,086	-45.7	-45.7	29,603	54,911	-46.1

CTS	2,383	5,262	-54.7	-54.7	22,942	37,252	-38.4
DTS	901	2,179	-58.7	-58.7	9,011	18,387	-51.0
STS	358	1,079	-66.8	-66.8	4,272	10,790	-60.4
XLR	69	110	-37.3	-37.3	529	838	-36.9

Cadillac Total	3,711	8,630	-57.0	-57.0	36,754	67,267	-45.4

Aveo	4,961	7,215	-31.2	-31.2	16,847	37,697	-55.3
Camaro	7,113	0	***.*	***.*	22,510	0	***.*
Cobalt	9,435	16,410	-42.5	-42.5	61,111	130,660	-53.2
Corvette	966	1,870	-48.3	-48.3	8,464	16,824	-49.7
Impala	14,649	13,368	9.6	9.6	93,336	152,320	-38.7
Malibu	15,339	16,637	-7.8	-7.8	91,168	105,212	-13.3
Monte Carlo	0	6	***.*	***.*	6	696	-99.1
SSR	0	0	***.*	***.*	0	13	***.*

Chevrolet Total	52,463	55,506	-5.5	-5.5	293,442	443,422	-33.8

G3 Wave	1,100	0	***.*	***.*	2,315	0	***.*
G5	2,723	2,665	2.2	2.2	7,579	15,156	-50.0
G6	8,193	13,261	-38.2	-38.2	47,815	98,943	-51.7
G8	2,404	1,472	63.3	63.3	18,095	7,742	133.7
GTO	0	0	***.*	***.*	0	52	***.*
Grand Prix	12	558	-97.8	-97.8	247	7,505	-96.7
Solstice	655	1,232	-46.8	-46.8	3,339	8,113	-58.8
Vibe	6,046	4,501	34.3	34.3	23,557	26,911	-12.5

Pontiac Total	21,133	23,689	-10.8	-10.8	102,947	164,422	-37.4

9-2X	0	0	***.*	***.*	0	3	***.*
9-3	421	1,394	-69.8	-69.8	3,601	10,025	-64.1
9-5	62	227	-72.7	-72.7	733	1,745	-58.0

Saab Total	483	1,621	-70.2	-70.2	4,334	11,773	-63.2

Astra	558	1,555	-64.1	-64.1	4,768	5,920	-19.5
Aura	1,415	7,202	-80.4	-80.4	12,076	40,140	-69.9
ION	0	4	***.*	***.*	12	311	-96.1
Sky	311	1,042	-70.2	-70.2	1,970	6,676	-70.5

Saturn Total	2,284	9,803	-76.7	-76.7	18,826	53,047	-64.5

GM Car Total	83,376	105,335	-20.8	-20.8	485,906	794,842	-38.9

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries - (United States)

July 2009

	July				(Calendar Year-to-Date) January - July
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	26	26			26	26
Enclave	3,797	3,894	-2.5	-2.5	24,673	25,651	-3.8
Rainier	0	3	***.*	***.*	4	108	-96.3
Rendezvous	0	1	***.*	***.*	9	23	-60.9
Terraza	0	29	***.*	***.*	33	483	-93.2

Buick Total	3,797	3,927	-3.3	-3.3	24,719	26,265	-5.9

Escalade	1,068	1,775	-39.8	-39.8	8,617	14,103	-38.9
Escalade ESV	569	842	-32.4	-32.4	3,449	6,696	-48.5
Escalade EXT	175	329	-46.8	-46.8	1,431	2,730	-47.6
SRX	648	1,446	-55.2	-55.2	4,503	10,935	-58.8

Cadillac Total	2,460	4,392	-44.0	-44.0	18,000	34,464	-47.8

Chevy C/T Series	0	40	***.*	***.*	31	188	-83.5
Chevy W Series	71	157	-54.8	-54.8	454	1,108	-59.0
Colorado	3,911	4,989	-21.6	-21.6	20,819	37,340	-44.2
Equinox	10,834	6,095	77.8	77.8	35,985	48,196	-25.3
Express Cutaway/G Cut	1,269	877	44.7	44.7	6,919	7,591	-8.9
Express Panel/G Van	3,199	3,657	-12.5	-12.5	17,401	30,467	-42.9
Express/G Sportvan	254	982	-74.1	-74.1	7,006	8,733	-19.8
HHR	8,409	11,518	-27.0	-27.0	39,133	62,336	-37.2
Kodiak 4/5 Series	322	479	-32.8	-32.8	2,503	4,529	-44.7
Kodiak 6/7/8 Series	38	69	-44.9	-44.9	757	1,045	-27.6
Suburban (Chevy)	3,281	3,989	-17.7	-17.7	18,002	31,910	-43.6
Tahoe	4,178	7,732	-46.0	-46.0	36,393	59,925	-39.3
TrailBlazer	580	3,952	-85.3	-85.3	7,722	44,585	-82.7
Traverse	6,690	0	***.*	***.*	47,369	0	***.*
Uplander	111	2,258	-95.1	-95.1	1,527	35,969	-95.8

Avalanche	1,721	2,534	-32.1	-32.1	8,851	20,835	-57.5
Silverado-C/K Pickup	27,617	32,989	-16.3	-16.3	177,566	264,309	-32.8
Chevrolet Fullsize Pickups	29,338	35,523	-17.4	-17.4	186,417	285,144	-34.6

Chevrolet Total	72,485	82,317	-11.9	-11.9	428,438	659,066	-35.0

Acadia	4,974	5,397	-7.8	-7.8	32,334	43,666	-26.0
Canyon	1,146	1,311	-12.6	-12.6	6,343	9,995	-36.5
Envoy	410	1,070	-61.7	-61.7	4,055	14,029	-71.1
GMC C/T Series	66	32	106.3	106.3	308	319	-3.4
GMC W Series	360	278	29.5	29.5	1,138	1,716	-33.7
Savana Panel/G Classic	473	710	-33.4	-33.4	3,264	5,931	-45.0
Savana Special/G Cut	209	1,239	-83.1	-83.1	4,423	7,156	-38.2
Savana/Rally	67	71	-5.6	-5.6	576	729	-21.0
Sierra	10,465	11,596	-9.8	-9.8	60,532	94,770	-36.1
Terrain	0	0	***.*	***.*	3	0	***.*
Topkick 4/5 Series	286	525	-45.5	-45.5	1,685	6,209	-72.9
Topkick 6/7/8 Series	144	264	-45.5	-45.5	1,249	2,437	-48.7
Yukon	1,636	3,087	-47.0	-47.0	15,989	22,942	-30.3
Yukon XL	1,624	1,867	-13.0	-13.0	8,432	14,768	-42.9

GMC Total	21,860	27,447	-20.4	-20.4	140,331	224,667	-37.5

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 4

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GM Truck Deliveries - (United States)

July 2009

	July				(Calendar Year-to-Date) January - July
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	26	26			26	26
HUMMER H1	0	1	***.*	***.*	0	13	***.*
HUMMER H2	133	454	-70.7	-70.7	1,153	4,207	-72.6
HUMMER H3	482	1,422	-66.1	-66.1	4,327	13,815	-68.7
HUMMER H3T	184	0	***.*	***.*	1,510	0	***.*

HUMMER Total	799	1,877	-57.4	-57.4	6,990	18,035	-61.2

Montana SV6	0	0	***.*	***.*	0	64	***.*
Torrent	891	1,684	-47.1	-47.1	7,871	13,641	-42.3

Pontiac Total	891	1,684	-47.1	-47.1	7,871	13,705	-42.6

9-7X	91	405	-77.5	-77.5	1,626	2,321	-29.9

Saab Total	91	405	-77.5	-77.5	1,626	2,321	-29.9

Outlook	926	2,368	-60.9	-60.9	9,163	15,428	-40.6
Relay	0	6	***.*	***.*	12	155	-92.3
VUE	2,758	5,426	-49.2	-49.2	20,743	51,178	-59.5

Saturn Total	3,684	7,800	-52.8	-52.8	29,918	66,761	-55.2

GM Truck Total	106,067	129,849	-18.3	-18.3	657,893	1,045,284	-37.1

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule - 08/03/09

								Memo: Joint Venture
	GMNA						Total Worldwide	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]		Car	Truck
2009 Q3 #	210	325	535	276	226	549	1,586	7	30	389
O/(U) prior forecast	0	0	0	0	0	0	0	0	0	0

	GMNA						Total Worldwide	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP		Car	Truck
2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr.	365	450	815	214	166	453	1,648	17	12	261

CY	1,543	1,906	3,449	1,550	961	2,184	8,144	70	119	1,182

2009
1st Qtr.	116	255	371	267	185	507	1,330	11	8	363
2nd Qtr.	170	225	395	324	215	604	1,538	11	17	474
3rd Qtr. #	210	325	535	276	226	549	1,586	7	30	389

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other materials refer to operations of the old General Motors Corporation

[1]	GMNA includes joint venture production - HUMMER and CAMI units included in GMNA Truck and production historically classified as joint venture production - NUMMI units included in GMNA car
[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
[4]

GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]

International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.